                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (RULE 14C-101)

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934


Check  the  appropriate  box:


[ ]     Preliminary  Information  Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

[X]     Definitive  Information  Statement


                              EXUS NETWORKS, INC.
                (Name of Registrant as Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required

[ ]  Fee  computed  on  table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

     ________________________________________________________________________

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

     ________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ________________________________________________________________________

(4)  Proposed  maximum  aggregate  value  of  transaction:

     ________________________________________________________________________

(5)  Total  fee  paid:

[ ]  Fee  previously  paid  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

     __________________________________________________________________

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     __________________________________________________________________

     (3)  Filing  Party:

     __________________________________________________________________

     (4)  Date  Filed:

     __________________________________________________________________

                              EXUS NETWORKS, INC.
                         150 E. 58TH STREET, 25TH FLOOR
                            NEW YORK, NEW YORK 10155


                                                  December  17,  2002

Dear  Stockholder:


     This Information Statement is furnished to holders of shares of common stock, par value $.001 per share (the "Common Stock"), of Exus Networks, Inc. (the "Company"). The purpose of this Information Statement is to notify the stockholders that on November 25, 2002, the Company received written consent (the "Written Consent") from certain principal stockholders of the Company (identified in the section entitled "Voting Securities and Principal Holders Thereof") holding 83,000,000 shares of Common Stock, representing approximately 67% of the total issued and outstanding Common Stock adopting the following resolutions:

     1. to amend the Company's Articles of Incorporation to (i) authorize up to 1,000,000 shares of a new class of undesignated Preferred Stock ("Preferred Stock") which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock and (ii) change the name of the Company to "Exus Global Inc.".

     2. to adopt the Company's 2002 Stock Option Plan which provides for the issuance of options to purchase up to 14,000,000 shares of Common Stock.

     The Board believes that the terms of the amendment to the Articles of Incorporation (the "Restated Articles") are beneficial to the Company. The full text of the Restated Articles is attached as Annex I to this Information Statement.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of a majority of the outstanding shares of Common Stock. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before the date which is 21 days after this Information Statement was first to stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

This Information Statement is being mailed on or about December 18, 2002 to stockholders of record on November 25, 2002 (the "Record Date").

                                             /s/ Isaac H. Sutton
                                             ____________________
                                             Isaac  H.  Sutton
                                             President

                              EXUS NETWORKS, INC.
                         150 E. 58TH STREET, 25TH FLOOR
                            NEW YORK, NEW YORK 10155

                        _________________________________

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER
                      _____________________________________

 NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION
                        WITH THIS INFORMATION STATEMENT.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

     _______________________________________________________________


     We are sending you this Information Statement to inform you of the adoption of various resolutions on November 25, 2002 by consent (the "Written Consent") from the Board of Directors (the "Board") and certain principal stockholders of the Company (identified in the section entitled "Voting Securities and Principal Holders Thereof") holding 83,000,000 shares of Common Stock, representing approximately 67% of the total issued and outstanding Common Stock adopting the following resolutions:

     1. to amend the Company's Articles of Incorporation to (i) authorize up to 1,000,000 shares of a new class of undesignated Preferred Stock ("Preferred Stock") which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock and (ii) change the name of the Company to "Exus Global Inc.".

     2. to adopt the Company's 2002 Stock Option Plan which provides for the issuance of options to purchase up to 14,000,000 shares of Common Stock.

     The adoption of the foregoing resolutions will become effective 21 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

     The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada Revised Statutes are afforded to the Company's stockholders as a result of the adoption of these resolutions.

     Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $2,500, will be paid by the Company.


                       RESTATED ARTICLES OF INCORPORATION


     GENERAL


     The Company's current Articles of Incorporation provides for an authorized capitalization consisting of 750,000,000 shares of common stock, $.001 par value per share. As of November 21, 2002, there were approximately 124,754,503 shares of Common Stock outstanding. The Company is not currently authorized to issue any class or series of preferred stock. The Board of Directors believes that it is in the best interests of both the Company and its stockholders to create a class of preferred stock as a part of the Company's capital stock. The Preferred Stock will be "blank check" preferred stock, giving the Board the authorization to issue preferred stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights and special rights and qualifications of any such series. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Company.

     The Restated Articles of Incorporation has been approved by the Board and the stockholders holding more than approximately 67% of the outstanding shares. The Board reserves the right, notwithstanding stockholder approval and without further action on the part of the stockholders, not to proceed with the filing of the Restated Articles of Incorporation with the Secretary of State of the State of Nevada if, at any time prior to such filing, the Board, in its sole discretion, determines that the terms of the Restated Articles of Incorporation are no longer in the best interests of the Company and its stockholders.

VOTE  REQUIRED;  MANNER  OF  APPROVAL

     Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has no class of voting stock outstanding other than the Common Stock.

     Section 78.320 of the NRS provides in substance that, unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

     In accordance with the NRS, the affirmative vote on the Restated Articles of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Restated Articles of Incorporation.

     Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Restated Articles of Incorporation cannot take effect until 20 days after this Information Statement is sent to the Company's stockholders. As mentioned earlier, the Restated Articles will become effective upon its filing with the Secretary of State of the State of Nevada which is anticipated to be on or about January 13, 2002, 20 days after the mailing of this Information Statement.

     PURPOSES  AND  EFFECT  OF  THE  CHANGES

     Preferred  Stock
     ----------------

     It is not possible to state the effects of the amendment upon the rights of the holders of common stock until the Board determines the respective rights of the holders of one or more series of preferred stock. The effects of such issuance could include, however, (i) reductions of the amount otherwise available for payment of dividends on common stock; (ii) restrictions on dividends on common stock; (iii) dilution of the voting power of common stock; and (iv) restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock.

     The amendment will give the Company increased financial flexibility as it will allow shares of preferred stock to be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purpose could include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties.

     Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The ability of the Board to issue such additional shares of preferred stock, with rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages.

     Name  Change
     ------------

     The Board has determined to change the name of the Company from "Exus Networks, Inc." to "Exus Global Inc." to reflect the current business strategy of the Company. Prior to the reorganization which the Company is in the process of effectuating, the Company was primarily in the business of providing telecommunications services and equipment. Currently, the Company intends to create and develop three distinct divisions, the products and services of each which would lend themselves to cross marketing opportunities on a global basis. The reorganized Company will, through separate divisions, (1) provide strategic learning solutions to help enterprises and individuals achieve tangible educational results; (2) offer for sale Mobile Satellite equipment and services to governments and multi-national organizations in emerging markets and remote locations worldwide and (3) seek to create and franchise educational centers in emerging markets. It is anticipated that the proposed name change will reflect the Company's expanded business line.

     SERIES  A  CONVERTIBLE  PREFERRED  SHARES

     On November 21, 2002, the Board authorized the adoption of 10,000 Series A Convertible Preferred Shares (the "Series A Preferred Shares"), subject only to the adoption of the stockholders of the Company of the Restated Articles of Incorporation. The full rights and designations of the Series A Preferred Shares is attached as Annex II to this Information Statement.

     Each Series A Preferred Share will be convertible into twenty (20) shares of Common Stock, subject to customary anti-dilution provisions. The Series A Preferred Shares will have the right to vote with the common shares at a rate of 50,000 shares for each Series A Preferred Share. The Board authorized the issuance of 10,000 shares of Series A Preferred Shares in consideration for the cancellation of the $201,054 debt owed by Unified Networks, Ltd. to the Company. Unified Networks, Ltd. is a Cyprus company solely owned by Isaac Sutton, the Company's Chief Executive Officer, director and principal stockholder. See "Voting Securities and Principal Holders Thereof".

                               STOCK OPTION PLANS


     On June 5, 2002, the Board of Directors of the Company adopted, and in November 2002, a majority of the Company's stockholders approved, the 2002 Stock Option Plan (the "Plan") which will be effective 21 days after this Information Statement is sent to the stockholders. A copy of the Plan is annexed to this Information Statement as Annex III.

     The Plan provides for the grant to employees, officers, directors, consultants and independent contractors of non-qualified stock options as well as for the grant of stock options to employees that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 ("Code") or as non-qualified stock options. The purpose of the Plan is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company.

     The Plan is administered by the Option Committee of the Board of Directors (the "Committee"), which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions for vesting and exercise thereof. The exercise price of incentive stock options granted under the Plan is required to be no less than the fair market value of the common stock on the date of grant (110% in the case of a greater than 10% stockholder). Options may be granted for terms of up to 10 years (5 years in the case of incentive stock options granted to greater than 10% stockholders). No optionee may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. If an optionee ceases to be employed by, or ceases to have a relationship with the Company, such optionee's options expire six months after termination of the employment or consulting relationship by reason of death, one year after termination by reason of permanent disability, immediately upon termination for cause and three months after termination for any other reason.

     In order to exercise an option granted under the Plan, the optionee must pay the full exercise price of the shares being purchased. Payment may be made either: (i) in cash; or (ii) at the discretion of the Committee, by delivering shares of common stock already owned by the optionee that have a fair market value equal to the applicable exercise price; or (iii) with the approval of the Committee, with monies borrowed from the Company.

     Subject to the foregoing, the Committee has broad discretion to describe the terms and conditions applicable to options granted under the Plan. The Committee may at any time discontinue granting options under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an optionee, make such modification of the terms and conditions of such optionee's option as the Committee shall deem advisable. However, the Committee has no authority to make any amendment or modifications to the Plan or any outstanding option which would: (i) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan, either in the aggregate or by an optioned, except in connection with certain antidilution adjustments; (ii) change the designation of the class of employees eligible to receive qualified options; (iii) extend the terms of the Plans or the maximum option period thereunder; (iv) decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the Plan, except in connection with certain antidilution adjustments; or (v) cause qualified stock options issued under the Plan to fail to meet the requirements of incentive stock options under Section 422 of the Code. Any such amendment or modification shall be effective immediately, subject to stockholder approval thereof within 12 months before or after the effective date. No option may be granted during any suspension or after termination of the Plan.

     The Plan is designed to meet the requirements of an incentive stock option plan as defined in Code Section 422. As a result, an optioned will realize no taxable income, for federal income tax purposes, upon either the grant of an incentive stock option under the Plans or its exercise, except that the difference between the fair market value of the stock on the date of exercise and the exercise price is included as income for purposes of calculating Alternative Minimum Tax. If no disposition of the shares acquired upon exercise is made by the optioned within two years from the date of grant or within one year from the date the shares are transferred to the optioned, any gain realized upon the subsequent sale of the shares will be taxable as a capital gain. In such case, the Company will be entitled to no deduction for federal income tax purposes in connection with either the grant or the exercise of the option. If, however, the optioned disposes of the shares within either of the periods mentioned above, the optioned will realize earned income in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition if less) over the exercise price, and the Company will be allowed a deduction for a corresponding amount.

Grants

     The following table provides information regarding the benefits to executive officers, executive officers as a group, and non-executives for the
Plan:


     PLAN  BENEFITS

Name  and  Position                     Options Granted     Exercise Price      Expiration
- -------------------                    ----------------     ---------------     ----------
Isaac  Sutton
President  and Chief Executive Officer     2,500,000           $0.04             7/07  (1)
  and  Director

Miller  Mays                               0
Director

John  Skinner                              0

Director                                   2,500,000           $0.04             7/07

Executive  Group                                               $0.001

                                        8

Non-Executive  Group                      10,000,000                            10  years


(1) The options granted to Isaac Sutton, President, Chief Executive Officer, director and principal stockholder of the Company were exercised and issued. The number above does not include the 5,000,000 options issued to Mr. Sutton pursuant to his employment employment agreement with the Company. Said options are exercisable at $0.20 per share and expire December 2008. See "Voting Securities and Principal Holders Thereof" below.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following provides the names and addresses of (i) each person known to the Company to beneficially own more than 5% of the Company's outstanding shares of common stock; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. Except as otherwise indicated, all shares are owned directly. Unless indicated otherwise, the address of each of the following is c/o Exus Networks, Inc., 150 E. 58th Street, 25th floor, New York, New York 10155


As of November 21, 2002, there were 124,754,503 shares of common stock outstanding, plus 8,080,000 vested stock options to purchase our common stock at prices ranging from $.01 to $.75 per share.

Officers,  Directors,
 5%  Shareholder            No.  of  Shares            Beneficial  Ownership  %

Isaac  Sutton               85,500,000      (1)(2)(3)  64.37%

Unified  Networks  Ltd.     10,000,000         (2)     8.0%

New  Millenium  Development
   Group,  Inc.             50,000,000         (3)     40.01%


Miller  Mays               95,000                      Less  than  1%

John  Skinner               -0-                        N/A

All officers and directors
  of the Company as a
   group (3 persons)       85,595,000                  64.48%


(1) The number indicated includes the option granted to Isaac Sutton, President, Chief Executive Officer and director of the Company, to purchase 5,000,000 shares at an exercise price of $0.20 per share until December 2008. The number also includes the 1,500,000 shares held by Mr. Sutton's wife and 1,000,000 shares held by his daughter.

(2) Unified Networks Ltd. is a Cyprus corporation which is solely owned by Mr. Sutton. The number above does not include the Series A Preferred Shares to be issued to Unified Networks.

(3) New Millenium Development Group, which is controlled by Mr. Daniel Imperato, was granted the shares indicated above as a result of the sale of certain assets. See "Change in Control" below. New Millenium granted Isaac
Sutton  a  proxy  to  vote  all  the  shares  it  owns  in  the  Company.

Change  in  Control

On October 28, 2002, pursuant to the terms of the Asset Acquisition Agreement with New Millenium Development Group, Inc., the Company issued 50,000,000 shares of common stock to New Millenium in consideration for certain assets owned by New Millenium. New Millenium was granted demand and piggyback registration rights in connection with its shares. In connection with the transaction, New Millenium granted Isaac Sutton, president and chief executive officer and a director of the Company, a proxy to vote all the 50,000,000 shares. Said proxy shall terminate upon the written agreement of Mr. Sutton and New Millenium; the dissolution of the Company; the death of Mr. Sutton; December 31, 2004; or the registration of the shares to the shareholders of New Millenium and a substitute proxy from Mr. Daniel Imperato for a minimum of 25,000,000 shares . As a result of the transaction, New Millenium owns approximately 40% of the issued and outstanding share capital of the Company.

                     INTEREST OF CERTAIN PERSONS IN OR IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

     No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Restated Articles which is not shared by all other stockholders. However, upon the adoption of the Amended and Restated Articles by the stockholders, the Company shall issue the Series A Preferred Shares to Unified Networks.

                                  OTHER MATTERS

     The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company's voting stock.

     IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE RESTATED ARTICLES, PLEASE CONTACT:

       Isaac  H.  Sutton
       Exus  Networks,  Inc.
       150  E.  58th  Street,  25th  floor
       New  York,  New  York  10155


                                           By order of the Board of Directors of
                                           EXUS  NETWORKS,  INC.


                                           Isaac H. Sutton, President and Chief
                                           Executive  Officer

                                    EXHIBITS

ANNEX  I       RESTATED  ARTICLES  OF  INCORPORATION

ANNEX  II      SERIES  A  CONVERTIBLE  PREFERRED  STOCK

ANNEX  III     2002  STOCK  OPTION  PLAN

ANNEX  I

                                    RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                              EXUS NETWORKS, INC.



     EXUS NETWORKS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation law of the State of Nevada (the "GCL"), does hereby certify:


     FIRST: That the date of filing of the Corporation's original Articles of Incorporation with the Secretary of State of the State of Nevada was September 28, 1985. The original Articles were amended by Certificates Amending Articles of Incorporation filed with the Secretary of State on each of January 28, 1994, June 22, 1995, September 26, 1995, May 10, 1996, September 19, 1996,
May  9,  1997, April 7, 1998, April 24, 1998, December 15, 1998, March 24, 1999,
June  11,  1999,  August  1,  2000  and  December  1,  2000.

     SECOND: This Restated Articles of Incorporation (the "Articles") has been adopted pursuant to Sections 78.315 and 78.320 of the GCL and restates and amends the provisions of the Articles of Incorporation of the Corporation.

     THIRD: That the Board of Directors of the Corporation (the "Board") adopted resolutions dated November 25, 2002 proposing and declaring advisable the amendment and restatement of the Articles of Incorporation, that such amendment and restatement of the Articles of Incorporation was approved by written consent of a majority of the stockholders of the Corporation dated November 25, 2002 pursuant to Section 78.320 of the GCL, and that such resolutions so approved by the Board and a majority of the stockholders of the Corporation read as follows:

     RESOLVED, that the text of the Articles of Incorporation be amended and restated to read in its entirety as follows:

                                       I.

The  name  of  the  corporation  is  Exus  Global  Inc.  (the  "Corporation").

                                       II.

The address of the Corporation's registered office in the State of Nevada is c/o Laughlin Associates, Inc., 2533 North Carson Street, Carson City, Nevada 89706. The name of its registered agent at such address is Laughlin Associates, Inc.
                                      III.

The total number of shares of stock which the Corporation shall have authority to issue is Seven Hundred Fifty-One Million_ (751,000,000) which shall consist of (i) Seven Hundred Fifty Million (750,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and (ii) one million (1,000,000) shares of preferred stock, $.001 par value per share (the "Preferred Stock").

The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, relative rights, preferences or limitations, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the "Board"), subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

          (i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board increasing such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board;

          (ii) The dividend rate of such series, the conditions and time upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of Stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

          (iii) The conditions upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

          (iv) Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

          (v) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

          (vi) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (vii) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon the distribution of assets of the Corporation; and

          (viii) Any other powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board may deem advisable and as shall not be inconsistent with the provisions of this Articles of Incorporation.

The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period.

The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

                                       IV.

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

                                       V.

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition and regulation of the powers of the Corporation and of its directors and stockholders:

         (i) The business and affairs of the Corporation shall be managed by or under the direction of the Board.

         (ii) The Board is expressly authorized to adopt, make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

         (iii) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation or as permitted under the General Corporation Law of the State of Nevada ("GCL").

In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Articles of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not be adopted.

                                       VI.

No person who is or was a director of the Corporation shall be personally liable to the Corporation for monetary damages for breach of fiduciary duty as a director unless, and only to the extent that, such director is liable (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 78.037 of the GCL or any amendment thereto or successor provision thereto, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to, repeal or adoption of any provision of the Articles of Incorporation inconsistent with this article shall apply to or have any effect on the liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of any inconsistent provision. If the GCL is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the GCL as so amended. The Corporation is authorized to provide indemnification of agents (as defined in the GCL) for any breach of duty to the Corporation and its stockholders through Bylaws provisions, through agreements with the agents, and/or through stockholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Chapter 78, as amended, of the GCL, subject to the limitations on such excess indemnification set forth in the GCL. Any amendment, repeal or modification of this Article VI shall be prospective and shall not affect the rights under this
Article VI or under Article VII in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                      VII.

A. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

B. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such other court shall deem proper.

C. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (A) and (B) of this Article VI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

D. Any indemnification under Sections (A) and (B) of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections (A) and (B). Such determination shall be made (i) by the Board of the Corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

E. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation authorized in this Article VII. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of the Corporation deems appropriate.

F. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VII shall not be deemed exclusive of any other rights to- which those seeking indemnification or advancement of expenses may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

G. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the GCL.

H. For purposes of this Article VII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

For purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                      VIII.

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Articles of Incorporation, in a manner now or hereafter prescribed by the laws of the State of Nevada at the time in force; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Articles of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this
Article  VIII.

                                       IX.

The  period  of  duration  of  the  Corporation  shall  be  perpetual.

     IN WITNESS WHEREOF, the Corporation has caused this Restated Articles of Incorporation to be signed by Isaac H. Sutton, its President, this _____ day of Decenber, 2002.


                                                By:  _________________________
                                                     Name:  Isaac  H.  Sutton
                                                     Title:  President

     ANNEX  II





                          CERTIFICATE OF DESIGNATIONS,

                             RIGHTS AND PREFERENCES

                                        OF

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                               EXUS NETWORKS, INC.

     Exus Networks, Inc., a Nevada corporation (the "Corporation"), certifies that pursuant to the authority contained in Article III of its Restated Articles of Incorporation, as amended, and in accordance with the provisions of the General Corporation Law of the State of Nevada, its Board of Directors (the "Board of Directors") has adopted the following resolutions creating a series of the Corporation's Preferred Stock, par value $.001 per share, designated as the Series A Convertible Preferred Stock:

RESOLVED, that a series of the class of authorized Preferred Stock, par value $.001 per share, of the Corporation be and hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

          1. TITLE OF SERIES. The series of the Preferred Stock shall be designated as the Series A Convertible Preferred Stock (the "Series A Preferred").

          2. NUMBER OF SHARES IN SERIES; PAR VALUE. The number of authorized shares of Series A Preferred shall be 10,000 shares, par value $.001 per share.

          3. DIVIDENDS. Subject to Section 6(d)(vii) hereof, the holders of the Series A Preferred shall be entitled to receive dividends only when, as, and if declared by the Board of Directors.

          4. LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred shall only be entitled to receive any of the assets or surplus funds of the Corporation pari passu with the holders of Common Stock of the Corporation

          5. VOTING RIGHTS. General. Except as set forth herein or as otherwise required by law, a holder of Series A Preferred shall be entitled to that number of votes per share of Series A Preferred as shall equal 50,000 shares of the Corporation's common stock (the "COMMON STOCK") for determination of the stockholders entitled to vote on such matters or, if no such record date is established, on the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class. Except as otherwise provided in this Certificate or as required by applicable law, the holders of shares of Series A Preferred shall have full voting rights and powers equal to the voting rights and powers of the holders of shares of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation and applicable law, and shall vote, together with the holders of shares of Common Stock (and any other class or series of stock entitled to vote together as one class with the Common Stock), with respect to any question upon which holders of shares of Common Stock have the right to vote, as a single class, including, but not limited to, actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock.

          6. CONVERSION. The Series A Preferred shall be subject to conversion as follows (the "Conversion Rights"):

                    (a) Upon the written notice from a holder of the Convertible delivered to the Corporation in accordance with the provisions below, each share of Series A Preferred shall convert into twenty (20) fully paid and nonassessable shares of Common Stock (the "Conversion Rate").

               (b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred, provided that whether or not fractional shares result from a conversion shall be determined on the basis of the total number of shares of Series A Preferred the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall round the number of shares of Common Stock issuable to such holder to the nearest whole number. Before any holder of Series A Preferred shall be entitled to receive a certificate representing shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates representing the related shares of Series A Preferred, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred and shall give written notice to the Corporation stating the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred or its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. If the conversion is in connection with an underwritten offering of securities pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering shares of Series A Preferred for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the holder entitled to receive the Common Stock upon conversion of the Series A Preferred shall not be deemed to have converted such Series A Preferred until immediately prior to the closing of such sale of securities.

               (c)  Reservation  of  Stock  Issuable  Upon  Conversion.  The
Corporation shall use its best efforts at all times to reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A

Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of the Series A Preferred, in addition to such other remedies as shall be available to the holders of Series A Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

               (d) Adjustments for Stock Dividends, Subdivisions, Combinations or Consolidations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock dividend, stock split, or otherwise), into a greater number of shares of Common Stock, the Series A Preferred shall, concurrently with the effectiveness of such subdivision, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series A Preferred then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

               (e) Adjustments for Other Distributions. In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any distribution, including a distribution in cash, the holders of Series A Preferred shall be entitled to a proportionate share of any such distribution as though their shares of Series A Preferred were converted into Common Stock on the record date fixed for the determination of holders of shares of Common Stock entitled to receive such distribution.

               (f) Adjustments for Reclassification, Exchange and Substitution. If the Common Stock issuable upon conversion of the Series A Preferred shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property of the Corporation, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section (e) above, or a transaction that would constitute a liquidation of the Corporation), then and in each such event provision shall be made so that each holder of shares of Series A Preferred shall thereafter be entitled to receive, upon conversion of the Series A Preferred, the number of shares of stock or other securities or property of the Corporation or otherwise, receivable upon such reorganization, reclassification or other transaction by a holder of the number of shares of Common Stock into which such shares of Series A Preferred would have been converted if converted immediately prior to such reorganization, reclassification or other transaction. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section with respect to the rights of the holders of shares of Series A Preferred after the reorganization, reclassification or other transaction to the end that the provisions of this Section (including adjustments of the number of shares purchasable upon conversion of the Series A Preferred) shall be applicable after that event as nearly equivalent as may be practicable.

               (g) No Impairment. Without the prior written consent of the holders of a majority of the Series A Preferred, the Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against impairment.

          7. NOTICES OF RECORD DATE. In the event that the Corporation shall propose at any time:

               (d) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

               (e) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

               (f) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

               (g) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up, then, in connection with each such event, unless waived in writing by the holders of a majority of the outstanding shares of Series A Preferred, the Corporation shall send to the holders of the Series A
Preferred:

                    (i) at least 20 days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (c) and (d) above; and

                    (ii) in the case of the matters referred to in (c) and (d) above, at least 20 days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) provided, that no such notice shall be required in connection with the Acquisition Agreement); provided, further, that notice shall be provided in the same manner as any notice actually provided to the holders of Common Stock in connection with the Acquisition.

               Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Preferred Stock at the address for each such holder as shown on the books of this Corporation.

               8. PROTECTIVE PROVISIONS. In addition to any other rights provided by law, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of at least a majority of the outstanding shares of Series A Preferred, voting together as a single class, amend or repeal any provision of the Corporation's Articles of Incorporation or


Bylaws in such a manner as to adversely affect the rights of the holders of Series A Preferred. IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Isaac Sutton, the President and Chief Executive Officer of the Corporation. The signature below shall constitute the affirmation or acknowledgement, under penalties of perjury, that the facts herein stated are true.

Dated:  December  __,  2002
                                          EXUS  GLOBAL  INC.


                                          -------------------------------------
                                          By:     Isaac  Sutton
                                          President and Chief Executive Officer

                                                                  ANNEX  III

                              EXUS NETWORKS, INC.
                              -------------------

                             2002 STOCK OPTION PLAN
                             ----------------------


1.    PURPOSE.


     The Purpose of the EXUS NETWORKS, INC. 2002 Stock Option Plan ("Plan") is to provide to key employees, officers, directors, consultants and agents of EXUS NETWORKS, INC. (the "Corporation") or any of its subsidiaries, added incentive for high levels of performance and to reward unusual efforts which increase the earnings and long-term growth of the Corporation. It is intended to accomplish the foregoing by providing for the grant of "Incentive Stock Options" and "Nonqualified Stock Options" to qualified eligible individuals. Except where the context otherwise requires, the term "Corporation" shall include EXUS NETWORKS, INC., a Nevada corporation, and all present and future subsidiaries of the Corporation as defined in Section 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2.   CERTAIN  DEFINITIONS.


     As used in this Plan, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning.

               (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Corporation.

               (b)  "CAUSE"  shall  mean  any  one  or  more  of  the following:

                    (i) a material breach of any term of employment, consultation or engagement with the Corporation by the Optionee.

                    (ii) the continuing, repeated willful failure or refusal by the Optionee to substantially perform his responsibilities on behalf of the Corporation.

                    (iii) an act or omission of the Optionee that is materially adverse to the business, goodwill or reputation of the Corporation.

                    (iv)  an  act  of  dishonesty.
                    (v)  the  commission  of  a  felony.

                    (vi)  the  breach  of  a  fiduciary  duty  or  fraud.

                    (vii)  an  act  of  moral  turpitude.

                    (viii) a determination by a physician licensed in the jurisdiction where the Optionee is employed that the Optionee is a chronic alcoholic or a narcotics addict (as such term is defined under the applicable law of such jurisdiction), or

                    (ix) any "cause" for termination or discharge as may be otherwise defined in any employment, consultation or engagement agreement between the Optionee and the Corporation.

               The determination of the Option Committee with respect to whether a termination for Cause has occurred shall be submitted to the Board of Directors, whose decision shall be final and conclusive.

               (c) "Change of Control" shall mean (i) an acquisition of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then outstanding shares or the combined voting power of the Corporation's then outstanding Voting Securities; (ii) the individuals who, as of the Effective Date are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination of the members of the Corporation's common stockholders, of any new director was approved by a vote of at least two-thirds of the INCUMBENT BOARD, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; (iii) the consummation of (x) a merger, consolidation or reorganization with or into the Corporation or in which securities of the Corporation are issued unless such merger, consolidation or reorganization is a "Non-Control Transaction"; (iv) a complete liquidation or dissolution of the Corporation; or (v) the sale or other disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Subsidiary or the distribution to the Corporation's stockholders of the stock of a Subsidiary or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "SUBJECT PERSON") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Corporation which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     (d) "DISABILITY" shall mean the inability to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as determined by the Option Committee in their sole discretion.

     (e) "EFFECTIVE DATE" shall mean the date on which the Plan is approved by a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

     (f) "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended.

     (g) "FAIR MARKET VALUE PER SHARE" shall mean as of any date the fair market value of each of the Shares on such date (the "applicable date") as determined by the Option Committee in good faith. The Option Committee is authorized to make its determination as to the fair market value on the following basis: (i) if the Shares are not traded on a securities exchange and are not quoted on the National Association of Securities Dealers, Inc.'s Automated Quotation System ("NASDAQ"), but are quoted on the Over The Counter Electronic Bulletin Board operated by NASDAQ, "Fair Market Value per Share" shall be the mean between the average daily bid and average daily asked prices of the Shares on the applicable date, as published on such bulletin board; (ii) if the Shares are not traded on a securities exchange and are quoted on NASDAQ, "Fair Market Value per Share" shall be the closing transaction price of the Shares on the applicable date, as reported on NASDAQ; (iii) if the Shares are traded on a securities exchange, "Fair Market Value per Share" shall be the daily closing price of the Shares, on such securities exchange as of the applicable date; or (iv) if the Shares are traded other than as described in
(i), (ii) or (iii) above, or if the Shares are not publicly traded, "Fair Market Value per Share" shall be the value determined by the Option Committee in good faith based upon the fair market value as determined by completely independent and well qualified experts. In the case of Shares described in (i), (ii) or
(iii) above, if no prices are reported for the Shares on the applicable date, the "Fair Market Value per Share" shall be the price reported for such Shares on the next preceding date on which there were reported prices.

                    (h) "GRANTING DATE" shall mean the date on which the grant of an Option is made effective by the Option Committee.

     (i) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify for treatment as an incentive stock option under Section 422 of the Code, and designated as an Incentive Stock Option.

                         (j)  "NON-CONTROL  TRANSACTION"  shall  mean  a merger,
consolidation or reorganization with or into the Corporation or in which securities of the Corporation are issued where:




                              (a) the stockholders of the Corporation, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "SURVIVING CORPORATION") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                              (b) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the SURVIVING CORPORATION, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                              (c) no Person other than (1) the Corporation, (2) any Subsidiary, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Corporation or any Subsidiary, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial

                         Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

     (k) "NONQUALIFIED STOCK OPTION" shall mean an Option not qualifying as an Incentive Stock Option.

                    (l) "OPTION" shall man any option to purchase Shares of the Corporation granted under the Plan, which may be either an Incentive Stock Option or a Nonqualified Stock Option.

                    (m) "OPTION AGREEMENT" shall mean the document setting forth the terms and conditions of each Option.

                    (n) "OPTION COMMITTEE" shall mean the Committee selected and designated by the Board of Directors to administer the Plan, consisting of not less than two (2) members of the Board of Directors.

                    (o)  "OPTIONEE"  shall  mean  the  holder  of  an  Option.

                    (p) "RETIREMENT" shall have the meaning ascribed by the Option Committee.

          (q) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.


               (r) "SHARES" shall mean the shares of common stock, $0.001 par value per share of the Corporation.

               (s) "SUBSIDIARY" shall mean any corporation (other than EXUS NETWORKS, INC.) in an unbroken chain of corporations beginning with EXUS
NETWORKS, INC., if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               (t) "TEN PERCENT SHAREHOLDER" shall mean an individual who, at the time an Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its parent, if any.

    3.   STOCK  OPTIONS.


          (a) IN GENERAL. Awards under the Plan shall be granted in the form of Options which may either qualify for treatment as Incentive Stock Options or as Nonqualified Stock Options.

          (b) LIMITATION ON NUMBER OF SHARES. The aggregate number of Shares which may be issued and purchased under the Plan shall not exceed -14,000,000 Shares, subject to any Share adjustments pursuant to Section 9. Shares may be either authorized and unissued Shares or issued Shares reacquired by the Corporation. The total number of Shares subject to Options authorized under the Plan shall be subject to increase or decrease, as necessary, in order to give effect to the adjustment provisions of Section 9 hereof and to give effect to any amendment adopted as provided in Section 15 hereof. Notwithstanding the above limitation, any Shares subject to an Option which terminates, is cancelled or expires for any reason without being exercised in full, may again be subject to an Option under the Plan, unless the Plan shall have been terminated. At the discretion of the Option Committee, existing Options may be cancelled and new options granted at a lower price in the event of a decline in the market value of the Shares. If Shares issued upon exercise of an Option under the Plan are tendered to the Corporation in partial or full payment of the exercise price of an Option granted under the Plan, such tendered Shares shall not be available for subsequent Option grants under the Plan.

     4.     ELIGIBILITY.

     (a) IN GENERAL. Only officers, key employees and directors who are also employees of the Corporation shall be eligible to receive grants of Incentive Stock Options. Officers, key employees, consultants, agents and all directors of the Corporation (whether or not employees of the Corporation) shall be eligible to receive grants of Nonqualified Stock Options. Within the foregoing limits, the Option Committee, in its sole and absolute discretion, shall, from time to time, determine (i) the individuals or the class of individuals to whom Options may be granted hereunder, (ii) the number of Shares to be covered by each of the Options granted hereunder, (iii) the purchase price of the Shares and the method of payment for such Shares, (iv) the terms and provisions of the respective Option Agreement and (v) the times at which such Options shall be granted. The Option Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1 hereof. All such determinations and designations of individuals eligible to receive Options under the Plan shall be made in the absolute discretion of the Option Committee and shall not require the approval of the stockholders, except as expressly set forth herein.

(b) ADDITIONAL OPTIONS. An individual who has been granted an Option may be granted additional Options if the Option Committee shall so determine. In addition, new Options may be granted in substitution for Options previously granted under this Plan or another plan of the Corporation or under the plan of another corporation assumed by the Corporation. No Options shall be granted under this Plan after the expiration of the tenth (10th) anniversary of the adoption of the Plan by the Board of Directors.

(c) CERTAIN LIMITATIONS. Incentive Stock Options may not be granted to an Optionee to the extent that the aggregate Fair Market Value per Share (determined as of the Granting Date) of all Shares subject to the Incentive Stock Options granted under the Plan (or granted under any other incentive stock option plan of the Corporation) which are exercisable for the first time by such Optionee during the same calendar year exceeds One Hundred Thousand Dollars ($100,000).

  OPTION  AGREEMENT.

     Each  Option  granted  pursuant to the Plan shall be evidenced by a written
Option Agreement entered into between the Corporation and the Optionee which shall contain such terms and provisions, including, but not limited to, the period of exercise, whether in installments or otherwise, the exercise price and such other terms and conditions as the Option Committee shall, in its sole discretion, determine to be appropriate and within the contemplation of the Plan. The terms and conditions of such written Option Agreement need not be the same for all Options granted under the Plan.

     6.        ADMINISTRATION  OF  PLAN.

      (a) OPTION COMMITTEE. This Plan shall be administered by the Option Committee, subject to the approval and ratification by the Board of Directors. Any action of the Option Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Option Committee (to be documented by minutes), or (ii) the unanimous written consent of its members. The Option Committee may meet in person, by telephone, or by any other means which it deems to be advisable and convenient. All actions taken by the Option Committee shall be submitted to the Board of Directors for ratification and approval.

     (b) VACANCIES. Vacancies in the Option Committee shall be filled by the Board of Directors. In addition, the Board of Directors may at any time remove one or more members of the Option Committee and substitute others, and a majority of disinterested members of the Board of Directors shall at all times have the right to exercise any and all rights and powers of the Option Committee.

     (c) AUTHORITY. The Option Committee shall have the authority, exercisable in its discretion, subject to express provisions of this Plan and subject to the approval and ratification by the Board of Directors, to: (i) construe and interpret the provisions of the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan; (ii) prescribe, amend and rescind rules and regulations relating to the administration of the Plan; (iii) determine the exercise price of the Shares covered by each Option granted hereunder and the method of payment for such Shares, the individuals to whom, and the time or times at which, any Option granted hereunder shall be granted and exercisable, the number of Shares covered by each Option granted hereunder, (iv) determine the terms and provisions of the respective Option Agreements (which need not be identical); (v) determine, in the case of employees, whether Options shall be Incentive Stock Options or Nonqualified Stock Options; (vi) determine the duration and purposes of leaves of absence which may be granted to eligible individuals without constituting a termination of their employment for purposes of the Plan; and (vii) make all other determinations necessary or advisable for the administration of the Plan. Determinations of the Option Committee on matters referred to in this Section shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options, the Option Committee shall administer the Plan in compliance with the provisions of Code Section 422 as the same may hereafter be amended from time to time. No member of the Option Committee shall be liable for any action, omission or determination made in good faith in connection with the Plan.

     7.     EXERCISE  PRICE.

     (a) NONQUALIFIED STOCK OPTIONS. The exercise price of each Option that is intended to be a Nonqualified Stock Option shall be determined by the Option Committee.

     (b) INCENTIVE STOCK OPTION. The exercise price of each Option intended to qualify as an Incentive Stock Option shall be determined by the Option

Committee, but shall in no event be less than one hundred percent (100%) of the Fair Market Value per Share on the Granting Date of the Incentive Stock Option. In the case of an Option intended to qualify as an Incentive Stock Option, which is granted to a Ten Percent Shareholder, the exercise price per share shall in no event be less than 110% of the Fair Market Value per Share determined as of the Granting Date.

     8.     PERIOD  OF  EXERCISE  AND  CERTAIN LIMITATIONS ON RIGHT TO EXERCISE.

(a) PERIOD OF EXERCISE. Each Option granted under the Plan shall be exercisable at such times and under such conditions as may be determined by the Option Committee at the Granting Date and as shall be set forth in the Option Agreement; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from its Granting Date, and in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, such Option shall not be exercisable later than five (5) years after its Granting Date.

(b) CHANGE OF CONTROL. Unless otherwise provided in any Option Agreement, all Options granted pursuant to the Plan shall become fully and immediately exercisable with respect to all Shares subject thereto, upon a Change of Control.

(c ) EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP. The effect of the termination of an Optionee's employment or other relationship with the Corporation on such Optionee's eligibility to exercise any Options awarded pursuant to the Plan shall be as follows:

                    (i) DISABILITY OR DEATH. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation by reason of Disability or death, any Option heretofore granted which remains unexercised at the time of termination shall become fully vested and exercisable and shall expire not later than one (1) year thereafter. During such one (1) year period and prior to the expiration of the Option by its terms, the Optionee, or his or her executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, may exercise such Option, and except as so exercised, such Option shall expire at the end of one (1) year period unless such Option by its terms expires before such date. The decision as to whether a termination by reason of Disability has occurred shall be made by the Option Committee, whose decision shall be final and conclusive.

                    (ii) RETIREMENT.  If  the Optionee ceases to be employed by, or ceases to have a relationship with the Corporation by reason of Retirement, any Option heretofore granted which remains unexercised at the time of such Retirement shall become fully vested and exercisable and shall expire, in the case of an Incentive Stock Option, not later than three (3) months thereafter, or, in the case of a Nonqualified Stock Option, not later than one (1) year thereafter. During such period and prior to the expiration of the Option by its terms, such Option may be exercised by the Optionee, and except as so exercised, shall expire at the end of such relevant period unless such Option by its terms expires before such date. The decision as to whether a termination is by reason of Retirement shall be made by the Option Committee, whose decision shall be final and conclusive.

                    (iii)  VOLUNTARY  TERMINATION  OR  TERMINATION  BY  THE
                         CORPORATION. If an Optionee's employment by, or relationship with, the Corporation is terminated voluntarily or, by the Corporation, whether such termination is for Cause or for no reason whatsoever, any Option heretofore granted which remains unexercised at the time of such termination shall expire immediately, provided, however, that the Option Committee may, in its sole and absolute discretion, within thirty (30) days of such termination, waive the expiration of any Option awarded under the Plan, by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of such waiver, the Optionee may exercise any such Options only to such extent, for such time, and upon such terms and conditions set forth in subparagraph (i) above. The determination as to whether a termination is voluntary or for Cause shall be made by the Option Committee, whose decision shall be final and conclusive.

SHARES  HELD  FOR  INVESTMENT.

The Option Committee may, if it or counsel for the Corporation shall deem it necessary or desirable for any reason, require as a condition of exercise, that the Optionee or any other person entitled to exercise an Option hereunder, represent in writing to the Corporation at the time of exercise of such Option that it is their intention to acquire the Shares as to which the Option is being exercised for investment purposes and not with a view to the sale or distribution thereof.

TRANSFERABILITY.

Options granted under the Plan to an Optionee shall not be transferable other than by will or the laws of descent and distribution, and such Options shall be exercisable, during the Optionee's lifetime, only by him or his legal guardian or legal representative. A transfer of an Option by will or the laws of descent and distribution shall not be effective unless the Option Committee shall have been furnished with such evidence as it may deem necessary to establish the validity of the transfer.

INTENDED  TREATMENT  AS  INCENTIVE  STOCK OPTIONS.

Incentive Stock Options granted pursuant to this Plan are intended to qualify as "incentive stock options" pursuant to Code Section 422 and shall, whenever possible, be construed and administered so as to implement that intent. If all or any part of an Option granted hereunder with the intention of qualifying as an Incentive Stock Option, shall fail to so qualify, such Option or portion thereof that fails to so qualify shall be deemed a Nonqualified Stock Option granted hereunder.

12.    PAYMENT  OF  EXERCISE  PRICE  AND  CANCELLATION  OF  OPTIONS.

(a) NOTICE OF EXERCISE. An Option granted under the Plan shall be exercised by giving written notice to the Secretary of the Corporation (or such other person designated by the Option Committee) of the Optionee's intention to exercise one or more Options hereunder and by delivering payment of the exercise price therewith, which shall be paid in full at the time of such exercise.

(b) METHOD OF SETTLEMENT. The consideration to be paid for the Shares to be issued upon exercise of an Option, shall consist of cash or, with the approval of the Option Committee (which may be withheld in its sole discretion), Shares having a fair market value on the date of exercise, as determined by the Option Committee, at least equal to the exercise price or a combination of cash and Shares or, with the approval of the Option Committee (which may be withheld in its sole discretion) may also be effected wholly or partly by monies borrowed from the Corporation pursuant to a promissory note, the terms and conditions of which shall be determined from time to time by the Option Committee, in its discretion, separately with respect to each exercise of Options and each Optionee, or by such other method of payment as may be determined by the Option Committee in its sole discretion; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law. An Optionee may purchase less than the total number of Shares for which an Option is then exercisable, provided, however, that any partial exercise of an Option may not be less than for one hundred (100) Shares and shall not include any fractional Shares. No Optionee or legal representative of an Optionee, as the case may be, will be, or will be deemed to be, the owner of any Shares covered by an Option unless and until certificates for the Shares are issued to the Optionee or such Optionee's representative under the Plan.

 ADJUSTMENT.

     If the outstanding Shares of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities or other forms of property (including cash) or rights, as a result of one or more reorganizations, recapitalizations, spin-offs, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of Shares or securities or other forms of property (including cash) or rights for which Options may thereafter be granted under the Plan and for which Options then outstanding under the Plan may thereafter be exercised. Any such Share adjustments shall be made without changing the aggregate exercise price applicable to the unexercised portions of outstanding Options. Any fractional Shares resulting from such adjustment shall be eliminated by rounding to the nearest whole number. Appropriate amendments to the Option Agreements shall be executed by the Corporation and the Optionees to the extent the Option Committee determines that such amendments are necessary or desirable to reflect such Share adjustments. If determined by the Option Committee to be appropriate, in the event of any Share adjustment involving the substitution of securities of a corporation other than the Corporation, the Option Committee shall make arrangements for the assumption by such other corporation of any Options then or thereafter outstanding under the Plan, without any change in the total exercise price applicable to the unexercised portion of the Options but with an appropriate adjustment to the number of securities, kind of securities and exercise price for each of the securities subject to the Options. The determination by the Option Committee as to what adjustment, amendments or arrangements shall be made pursuant to this Section 9 and the extent thereof, shall be final and conclusive.

     In the event of the proposed dissolution or liquidation of the Corporation, or a proposed sale of substantially all of the assets of the Corporation, or in the event of any merger or consolidation of the Corporation with or into another corporation, or in the event of any corporate separation or division, including, but not limited to, a split-up, split-off or spin-off, or other transaction in which the outstanding Shares then subject to Options under the Plan are changed into or exchanged for property (including cash), rights and/or securities other than, or in addition to, shares of the Corporation, the Option Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, sale, consolidation or merger, or similar corporate event, by a holder of the number of Shares for which such Option might have been exercised immediately prior to such dissolution, liquidation, sale, consolidation or merger or similar corporate event; or, in the alternative, the Option Committee may provide that each Option granted under the Plan shall terminate as of a date to be fixed by the Board of Directors, provided, that no less than thirty (30) days prior written notice of the date so fixed shall be given to each Optionee who shall have the right, during such thirty (30) day period preceding such termination, to exercise the Options as to all or any part of the Shares covered thereby, including Shares as to which such Options would not otherwise be exercisable.

SUBSTITUTE  OPTIONS.

          The Corporation may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Corporation as the result of a merger or consolidation of the employing corporation with the Corporation, or as a result of the acquisition by the Corporation, of property or stock of the employing corporation. The Corporation may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

     15.  OTHER  EMPLOYEE  BENEFITS.

          Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of Shares received upon such exercise shall not constitute compensation for purposes of determining such employee's benefits under any other employee benefit plan or program in which the employee is a participant at any time, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

     16.      TERMS  AND  CONDITIONS  OF  OPTIONS.

(a) WITHHOLDING OF TAXES. As a condition to the exercise, in whole or in part, of any Options, the Option Committee may in its sole discretion require the Optionee to pay, in addition to the exercise price of the Shares covered by the Options an amount equal to any Federal, state or local taxes that may be required to be withheld in connection with the exercise of such Options. Alternatively, the Corporation may issue or transfer the Shares pursuant to exercise of the Options net of the number of Shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the Shares shall be valued on the date the withholding obligation is incurred. In the event an Optionee makes a Code Section 83(b) election in connection with a Nonqualified Stock Option granted under the Plan, the Optionee shall immediately notify the Corporation of such election. In the case of an Incentive Stock Option, an Optionee who disposes of Shares acquired pursuant to such Incentive Stock Option either (a) within two (2) years after the Granting Date or (b) within one (1) year after the issuance of such Shares to the Optionee upon exercise thereof, shall notify the Corporation of such disposition and the amount realized upon such disposition.

(b) NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP. Nothing contained in the Plan or in any Option Agreement shall obligate the Corporation to continue to employ or to continue any other relationship with any Optionee for any period or interfere in any way with the right of the Corporation to reduce such Optionee's compensation or to terminate the Corporation's employment or relationship with any Optionee at any time.

(c) TIME OF GRANTING OPTIONS. The Granting Date shall be the day the Corporation executes the Option Agreement; provided, however, that if appropriate resolutions of the Option Committee indicate that an Option is to be granted as of and on some prior or future date, the Granting Date shall be such prior or future date.

(d) PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to such Optionee. No Shares shall be issued upon the exercise of any Option unless and until, in the opinion of the Corporation's counsel, all applicable laws, rules and regulations of any governmental or regulatory agencies and any exchanges upon which stock of the Corporation may be listed, shall have been fully complied with.

(e) SECURITIES LAWS COMPLIANCE. The Corporation will diligently comply with all applicable securities laws before any Options are granted under the Plan and before any Shares are issued pursuant to the exercise of any Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary or advisable in order to comply with the Securities Act as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Option Committee. The Option Committee in its discretion may cause the Options and Shares underlying such Options to be registered under the Securities Act by the filing of a Form S-8 Registration Statement covering the Options and Shares. The Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal and state securities laws.

(f) OPTION AGREEMENT. Each Incentive Stock Option and Nonqualified Stock Option granted under this Plan shall be evidenced by a written Option Agreement executed by the Corporation and the Optionee containing such terms and conditions as are deemed desirable by the Option Committee and are not inconsistent with the purpose of the Plan as set forth in Section 1.

17.     RESTRICTED  SHARES.

(a) IN GENERAL. The Option Committee may, in its discretion, issue restricted Shares upon the exercise of any Options granted under the Plan. Such restricted Shares shall be subject to such vesting requirements and restrictions on transferability as may be determined by the Option Committee.

(b) LEGEND. All stock certificates issued with respect to restricted Shares shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Shares.

(c) RIGHTS APPURTENANT TO RESTRICTED SHARES. The issuance of restricted Shares shall not affect the rights of the Optionee as a stockholder of the Corporation including, but not limited to the right to receive dividends on and to vote with respect to such restricted Shares, except that additional shares issued with respect to restricted Shares including, but not limited to, stock dividends or stock splits or any securities issued in exchange for restricted Shares shall be subject to the same restrictions as are applicable to the restricted Shares.

     18.     PLAN  AMENDMENT  AND  TERMINATION.

     (a) AUTHORITY OF OPTION COMMITTEE. In addition to the authority of the Option Committee set forth in Section 5, the Option Committee may at any time discontinue granting Options under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modification of the terms and conditions of Options theretofore granted as it shall deem advisable. Any amendment or modification made pursuant to the provisions of this Section shall be effective immediately upon adoption, unless otherwise provided therein, subject to approval thereof (i) within twelve (12) months before or after the effective date of such amendment or modification by stockholders of the Corporation holding not less than a majority vote of the voting power of the Corporation voting in person or by proxy at a duly held stockholders meeting when required to maintain or satisfy the requirements of Code Section 422 with respect to Incentive Stock Options, or Code Section 162(m) with respect to performance-based compensation, (ii) by any appropriate governmental agency if required, or (iii) by a securities exchange or automated quotation system if required. No Option may be granted during any suspension or after termination of the Plan.

         (b) TEN (10) YEAR MAXIMUM TERM. Unless previously terminated by the Option Committee, this Plan shall terminate on the tenth (10th) anniversary of the Effective Date. No Options shall be granted under the Plan thereafter.

         (c) EFFECT ON OPTIONS GRANTED. Any amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted.

     19.  EFFECTIVE  DATE  OF  PLAN.

          The Plan shall be effective upon the approval of the Board of Directors of the
Corporation  (the  "Effective  Date").

    20.   MISCELLANEOUS  PROVISIONS.

          (a) Limitation on Benefits. No Option may be exercised, to the extent such exercise will create an "excess parachute payment" as defined in Section 280G of the Code.

     (b) EXCULPATION AND INDEMNIFICATION. The Corporation shall indemnify and hold harmless the Option Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from gross negligence, bad faith, willful conduct and/or criminal acts of such persons.

     (c) USE OF PROCEEDS. The proceeds from the exercise of Shares granted under the Plan shall constitute and be considered as general funds of the Corporation which may be used for any and all corporate purposes as determined by the Board of Directors.

     (d) COMPLIANCE WITH APPLICABLE LAWS. The inability of the Corporation to obtain from any regulatory body having jurisdiction, the authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares upon the exercise of an Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares as to which requisite authority shall not have been obtained.

     (e) NON-UNIFORM DETERMINATIONS. The Option Committee's determination under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the Option Agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.


                               EXUS NETWORKS, INC.

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (this "Agreement") is entered into as of ________ by and between EXUS NETWORKS, INC., a Nevada corporation (the "Corporation") and ___________ (the "Optionee").

     WHEREAS, the Corporation desires to afford the Optionee an opportunity to purchase certain Shares of the Corporation's common stock so as to acquire a proprietary interest as a shareholder of the Corporation and to provide the Optionee with an incentive to use his best efforts in the service of the Corporation.

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth below, the parties agree as follows:

     1.  GRANT  OF  OPTION.

     The Corporation hereby grants to Optionee the right to purchase up to the aggregate number of Shares set forth in Exhibit A attached hereto at the exercise price per Share stated therein. The right to purchase such Shares shall be subject to all of the provisions, terms and conditions set forth in this Agreement and in the EXUS NETWORKS, INC. 2002 Stock Option (the "Plan"), a copy of which is annexed hereto and made a part hereof. Unless defined in this Agreement, capitalized terms used herein shall have the meaning ascribed to them in the Plan.

     This Option is intended to be and shall be treated as an Incentive Stock Option under Section 422 of the Code unless this sentence has been manually crossed out and its deletion is followed by the signature of the corporate officer who signed this Option on behalf of the Corporation ____________(check if applicable).

     2.  VESTING  SCHEDULE  AND  EXPIRATION.

     This Option shall not be exercisable prior to the vesting date set forth in Exhibit A attached hereto or subsequent to the expiration date set forth therein unless extended by the Board of Directors or the Option Committee. During the exercise period, the Option may be exercised by the Optionee (or such other person or persons authorized to exercise Options under the Plan), in whole or in part, from time to time, subject to the maximum percentage of Options then exercisable in accordance with the schedule set forth in Exhibit A attached hereto. The Corporation agrees to maintain during such exercise period a sufficient number of Shares (which may be authorized and unissued Shares or issued Shares that have been reacquired by the Corporation) corresponding to the number of unexercised Options granted to the Optionee after taking into account any Share adjustment under the Plan.

     3.  RESTRICTIONS  ON  TRANSFERABILITY  OF  OPTIONS.

     This Option may not be transferred by the Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative. A transfer of an Option by will or the laws of descent and distribution shall not be effective unless the Option Committee shall have been furnished with such evidence as it may deem necessary to establish the validity and effectiveness of the transfer.

     4.  TERMINATION  PROVISIONS.

     Except as provided in paragraphs (2), and (3) below, if an Optionee's employment by, or relationship with, the Corporation is terminated voluntarily or, by the Corporation, whether such termination is for Cause or for no reason whatsoever, any Option heretofore granted which remains unexercised at the time of such termination shall expire immediately, provided, however, that the Option Committee may, in its sole and absolute discretion, within thirty (30) days of such termination, waive the expiration of any Option awarded under the Plan, by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of such waiver, the Optionee may exercise any such Options only to such extent, for such time, and upon such terms and conditions set forth in subparagraph (i) above. The determination as to whether a termination is voluntary or for Cause shall be made by the Option Committee, whose decision shall be final and conclusive.

     If an Optionee ceases to be employed by or ceases to perform services to the Corporation by reason of death or Disability, the aggregate amount of unexercised Options granted hereunder shall thereupon become fully vested and immediately exercisable and shall expire no later than one (1) year thereafter unless such Options by their terms expire before such date. During such one (1) year period, the Optionee, or, in the case of death, the Optionee's estate or the person or persons to whom the Option was transferred by will or the laws of descent and distribution, may exercise any such Options, and if not exercised, shall expire at the end of such one (1) year period unless such Options by their terms expire before such date.

     If the Optionee ceases to be employed by, or ceases to provide services to the Corporation by reason of Retirement, the aggregate amount of unexercised Options granted hereunder shall thereupon become fully vested and immediately exercisable and shall expire, in the case of an Incentive Stock Option, no later than three (3) months following such Retirement, or in the case of a Nonqualifying Stock Option one (1) year following Retirement, unless, in either case, the Options by their terms expire prior to such date.

     5.  EXERCISE,  PAYMENT  FOR  AND  DELIVERY  OF  STOCK.

     This Option may be exercised by the Optionee or other person then entitled to exercise it by delivery of a written notice to the Secretary of the Corporation together with this Option Agreement specifying the number of Options intended to be exercised and the exercise price and accompanied by payment in full of the exercise price for the number of Shares with respect to which the Option is exercised.

     If the Corporation is required to withhold any federal, state or local tax as a result of such exercise, the notice shall also be accompanied by a check payable to the Corporation in payment of the applicable amount required to be withheld, unless alternate arrangements have been agreed to between the parties to satisfy any applicable withholding obligations.

     Payment for Shares may be made in cash, or with the approval of the Option Committee (which may be withheld in its sole discretion) with Shares having a fair market value on the date of exercise equal to the exercise price, or a combination of cash and Shares. In addition, subject to the approval of the Option Committee (which may be withheld in its sole discretion), payment may be effected wholly or partly by monies borrowed from the Corporation pursuant to the terms of a promissory note, the terms and conditions of which shall be determined from time to time by the Option Committee. An Optionee may purchase less than the total numbers of Shares for which Options are then exercisable, provided, however, that any partial exercise shall not be for less than 100 Shares and shall not include any fractional Shares. No Optionee, legal representative of such Optionee, as the case may be, shall be, or shall be deemed to be, the owner of any Shares covered by an Option unless and until certificates for the Shares are issued to the Optionee or such Optionee's representative under the Plan.

     6.  ADJUSTMENTS.

     In the event that there is any change in the Shares of the Corporation arising through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination thereof, the Board of Directors shall make such adjustments in the aggregate number of Options subject to this Agreement and/or the price per share of such Options in order to prevent dilution or enlargement of the Optionee's rights and of the value represented by the

Options. Upon any adjustment in the number or exercise price of Shares subject to an Option, a new Option may be granted in place of such Option which has been so adjusted. In the event of a dissolution or liquidation of the Corporation or a merger, consolidation, sale of all or substantially all of the Corporation's assets, or other corporate reorganization in which the Corporation is not the surviving corporation, or any merger in which the Corporation is the surviving corporation but the holders of Shares receive securities of another corporation, outstanding Options shall terminate, provided that the holder of each Option shall, in such event, if no provision has been made for the substitution of a new option for such outstanding option, have the right immediately prior to such event to exercise the holder's Options in whole or in part without regard to the date on which the Options otherwise would be first exercisable.

     7.  COMPLIANCE  WITH  LAWS  AND  REGULATIONS.

     By accepting this Option, the Optionee represents and agrees for himself and his transferees by will or the laws of descent and distribution that, unless a registration statement under Securities Act of 1933 is in effect as to Shares purchased upon any exercise of this Option, (a) any and all Shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with distribution, and (b) each notice of exercise of all or any portion of this Option shall, if the Option Committee so requests, be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the Shares are being so acquired in good faith for his or her personal account and not with a view to or for sale in connection with any distribution.

     No certificates for Shares purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Corporation, such securities may be issued and delivered without causing the Corporation to be in violation of or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Corporation. Without limiting the generality of the foregoing, the Optionee acknowledges and understands that the Shares subject to the Options granted hereunder have not been registered under the Securities Act of 1933, as amended, or under the blue sky or securities laws of any state, that the Corporation has no obligation to so register any of such Shares and that, except to the extent the Shares are so registered, the Shares will be restricted securities and may be sold, transferred or otherwise disposed of only if an exemption from such registration is available. Unless the Shares have been so registered, there shall be noted conspicuously upon each stock certificate representing such Shares, the following statement:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 (1933 Act) nor under any applicable state securities act and may not be offered or sold except pursuant to (i) an effective registration statement relating to such stock under the 1933 Act and any applicable state securities act, (ii) to the extent applicable, Rule 144 under the 1933 Act (or any similar rule under such act or acts relating to the disposition of securities), or (iii) an opinion of counsel satisfactory to the Corporation that an exemption from registration under Act or Acts is available."

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INVALIDITY;  SEVERABILITY.

     If any clause or provision of this Agreement shall be adjudged invalid, the same shall not affect the validity of any other clause or provision of this Agreement, or of any other document pertaining to the subject matter thereof, or constitute by reason thereof, any claim or cause of action in favor of Optionee as against the Corporation. In addition, the provisions of this Agreement shall be read and construed and shall have effect as separate, severable and independent provisions or restrictions, and shall be enforceable accordingly.

     9.  ENTIRE  AGREEMENT;  NO  WAIVER;  REMEDIES.

     This Agreement contains the entire agreement of the parties and incorporates and supersedes any and all prior or contemporaneous oral or written agreements with respect to the matters referred to in it. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. No failure on the part of any party to exercise, and no delay in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof; no waiver whatever shall be valid unless in writing signed by the party or parties to be charged and then only to the extent specifically set forth in such writing. All remedies, rights, powers and privileges, either under this Agreement or by law or otherwise afforded the parties to this Agreement, shall be cumulative and shall not be exclusive of any remedies, rights, powers and privileges provided by law.

     10.  SUCCESSORS  AND  ASSIGNS.

     The rights and obligations of the Corporation under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Corporation.

     11.  HEADINGS;  COUNTERPARTS;  GOVERNING  LAW.

     The headings in this Agreement are for convenience of reference only and are not intended to define or limit the contents of any section or paragraph. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall in all respects be governed by the laws (without reference to conflicts of laws principles) of the State of Nevada applicable to contracts made and performed within the State of Nevada.

     12.  EXECUTION.

     The grant of the Option hereunder shall be binding and effective only if this Agreement is duly executed by or on behalf of the Corporation and by the Optionee, and a signed copy is returned to the Corporation.

     The Optionee acknowledges that no assurances or representations are made by the Corporation as to the present or future market value of the Shares or as to the business, affairs, financial condition or prospects of the Corporation.

     13.  GOVERNING  PROVISIONS.

     In the event of any conflict between the terms and provisions contained in this Agreement and the terms and provisions contained in the Plan, the terms, provisions and conditions set forth in the Plan shall govern.

     14.  OPTIONEE  BOUND  BY  PLAN.

OPTIONEE ACKNOWLEDGES RECEIPT OF THE ATTACHED COPY OF THE EXUS NETWORKS, INC. 2002 STOCK OPTION PLAN AND AGREES TO BE BOUND BY ALL THE TERMS AND PROVISIONS THEREOF.


AGREED  AND  ACCEPTED:                  EXUS  NETWORKS,  INC.


                                        By:
-------------------------------------      -----------------------------------
Optionee                                  Name:
                                          Title:

                                    EXHIBIT A

                                       TO

                         AGREEMENT dated as of ________

                      PURSUANT TO THE EXUS NETWORKS, INC.

                             2002 STOCK OPTION PLAN

                                      with

                        _________________ (the OPTIONEE)



_______(check  if  applicable)
The Option awarded under this Agreement is intended to be a Nonqualifying Stock Option.

_______(check  if  applicable)


     The Option awarded under this Agreement is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

(a)  Number  of  shares  of  the  Common  Stock  covered  by  the  Option:
     __________Shares

(b)  Exercise  price  per  share:  $____

(c)  Vesting  Schedule:     All  shares  shall  vest  as  of the grant date -
     _________

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